SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 15, 2005


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-13638                 13-3711775

---------------------------- ------------------------ --------------------------
(State or other jurisdiction (Commission file number)      (I.R.S. Employer
    of incorporation or                                   Identification No.)
       organization)


417 Fifth Avenue, New York, New York                                       10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                                 (212) 576-4000
              (Registrant's telephone number, including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

(1)     Dismissal of Previous Independent Registered Public Accounting Firm.

        (i) On June 15, 2005, Marvel Enterprises, Inc. (the "Company") dismissed Ernst & Young LLP ("Ernst & Young") as its independent registered public accounting firm.

        (ii) Ernst & Young's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (iii) The decision to dismiss Ernst & Young was made and approved by the audit committee of the Company's board of directors.

        (iv) During the fiscal year ended December 31, 2003, the fiscal year ended December 31, 2004 and the subsequent interim period from January 1, 2005 through June 15, 2005, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in its report.

        (v) During the Company's two most recent fiscal years and the subsequent interim period from January 1, 2005 through June 15, 2005, there have been no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

(2)     Engagement of New Independent Registered Public Accounting Firm.

        On June 20, 2005, the audit committee of the Company's board of directors engaged PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2005.

        During the fiscal year ended December 31, 2003, the fiscal year ended December 31, 2004 and the subsequent interim period from January 1, 2005 through June 15, 2005, the Company did not consult PwC regarding any of the matters or events described in Item 304(a)(2) of Regulation S-K.

(3) The Company has provided Ernst & Young with a copy of the foregoing disclosures, and has requested Ernst & Young to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ernst & Young's letter, dated June 20, 2005, is filed as Exhibit 16 hereto.


Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits

        Exhibit No.      Description
        -----------      -----------

        16 Letter of Ernst & Young LLP dated June 20, 2005 re: Company's change in certifying accountant



                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARVEL ENTERPRISES, INC.


                                            By:  /s/ John Turitzin
                                                --------------------------------
                                            Name:  John Turitzin
                                            Title: Executive Vice President
                                                   and General Counsel


Date: June 21, 2005